SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31,  2008

Rock Energy Resources, Inc.

(Exact name of registrant as specified in Charter)

Delaware	0-23022	11-2740461
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

10375 Richmond, Suite 2100, Houston, TX 77042

(Address of Principal Executive Offices)

(713) 954-3600

(Issuer Telephone Number)

(Former Name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of Business Acquired.

The audited financial statements of Rock Energy Parrtners, L.P. for the years ended December 31, 2006 and 2007 are attached hereto.

(d)  Exhibit 99.1  Management’s Discussion and Analysis of  Financial Condition and Results of Operations of Rock Energy Partners, L.P. for the years ended December 31, 2006 and 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rock Energy Resources, Inc.
(Registrant)

By:	/s/ Rocky V. Emery
Rocky V. Emery
Chief Executive Officer

Date: March 31, 2008